Trane Technologies Reports Strong Results and Raises 2023 Revenue and EPS Guidance

Highlights (third-quarter 2023 versus third-quarter 2022, unless otherwise noted):

●	Reported revenues of $4.9 billion, up 12 percent; organic revenues* up 9 percent
●	GAAP operating margin up 80 bps; adjusted operating margin* up 130 bps
●	Adjusted EBITDA margin* of 19.5 percent, up 100 bps
●	GAAP continuing EPS of $2.74; adjusted continuing EPS* of $2.79, up 23 percent
●	Organic bookings* up 8 percent, led by Americas Commercial HVAC, up 14 percent
●	$6.9 billion backlog, up 7 percent, and 2.5 times historical norms
*This news release contains non-GAAP financial measures. Definitions of the non-GAAP financial measures can be found in the footnotes of this news release. See attached tables for additional details and reconciliations.

SWORDS, Ireland, November 1, 2023 - Trane Technologies plc (NYSE:TT), a global climate innovator, today reported diluted earnings per share (EPS) from continuing operations of $2.74 for the third quarter of 2023. Adjusted continuing EPS was $2.79, up 23 percent.

Third-Quarter 2023 Results

Financial Comparisons - Third-Quarter Continuing Operations

$, millions except EPS	Q3 2023	Q3 2022	Y-O-Y Change	Organic Y-O-Y Change
Bookings	$4,946	$4,493	10%	8%
Net Revenues	$4,883	$4,372	12%	9%
GAAP Operating Income	$864	$740	17%
GAAP Operating Margin	17.7%	16.9%	80 bps
Adjusted Operating Income*	$879	$729	21%
Adjusted Operating Margin*	18.0%	16.7%	130 bps
Adjusted EBITDA*	$954	$809	18%
Adjusted EBITDA Margin*	19.5%	18.5%	100 bps
GAAP Continuing EPS	$2.74	$2.38	15%
Adjusted Continuing EPS	$2.79	$2.27	23%
Pre-Tax Non-GAAP Adjustments, net**	$15.0	$4.3	$10.7
**For details see table 2 of the news release.

“Focused execution of our purpose-driven strategy continues to deliver industry-leading results and enable high levels of business reinvestment for future growth,” said Dave Regnery, chair and CEO, Trane Technologies. “With bookings at an all-time high, we continue to see robust customer demand for our sustainable products and services, with particular strength across our commercial HVAC businesses globally.

“Our strong operating performance and robust backlog give us confidence in once again raising our full-year revenue and adjusted EPS guidance and provide visibility to solid growth in 2024 as well. With our leading innovation, resilient portfolio and talented team, Trane Technologies is uniquely positioned to deliver superior growth and differentiated shareholder returns over the long term.”
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Highlights from the Third Quarter of 2023 (all comparisons against third-quarter 2022 unless otherwise noted)

•Delivered strong third-quarter revenue, operating income, EBITDA and EPS growth.
•Strong bookings of $4.9 billion.
•Organic bookings were up 8 percent, led by Americas Commercial HVAC.
•Enterprise reported revenues were up 12 percent, including 3 percentage points related to acquisitions. Organic revenues were up 9 percent.
•GAAP operating margin was up 80 basis points, adjusted operating margin was up 130 basis points and adjusted EBITDA margin was up 100 basis points.
•Strong volume growth, positive price realization, and productivity more than offset inflation. The Company also continued high levels of business reinvestment.
•Enterprise exited the third quarter of 2023 with backlog at 2.5 times historical norms.

Third-Quarter Business Review (all comparisons against third-quarter 2022 unless otherwise noted)

Americas Segment: innovates for customers in the North America and Latin America regions. The Americas segment encompasses commercial heating, cooling and ventilation systems, building controls, and energy services and solutions; residential heating and cooling; and transport refrigeration systems and solutions.

$, millions	Q3 2023	Q3 2022	Y-O-Y Change	Organic Y-O-Y Change
Bookings	$3,960.3	$3,680.5	8%	7%
Net Revenues	$3,888.0	$3,481.4	12%	11%
GAAP Operating Income	$748.3	$652.4	15%
GAAP Operating Margin	19.2%	18.7%	50 bps
Adjusted Operating Income	$750.6	$630.0	19%
Adjusted Operating Margin	19.3%	18.1%	120 bps
Adjusted EBITDA	$809.0	$697.7	16%
Adjusted EBITDA Margin	20.8%	20.0%	80 bps

•Strong bookings of $4.0 billion.
•Organic bookings were up 7 percent, led by Commercial HVAC, which was up 14 percent year-over-year, and up approximately 65 percent on a 3-year stack.
•Reported revenues were up 12 percent, including 1 percentage point related to acquisitions. Organic revenues were up 11 percent.
•Americas segment exited the third quarter of 2023 with backlog at approximately 3 times historical norms.
•GAAP operating margin was up 50 basis points, adjusted operating margin was up 120 basis points and adjusted EBITDA margin was up 80 basis points.
•Strong volume growth, positive price realization, and productivity more than offset inflation. The Company also continued high levels of business reinvestment.
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Europe, Middle East and Africa (EMEA) Segment: innovates for customers in the Europe, Middle East and Africa region. The EMEA segment encompasses heating, cooling and ventilation systems, services and solutions for commercial buildings and transport refrigeration systems and solutions.

$, millions	Q3 2023	Q3 2022	Y-O-Y Change	Organic Y-O-Y Change
Bookings	$585.6	$453.6	29%	12%
Net Revenues	$618.6	$513.1	21%	3%
GAAP Operating Income	$110.1	$80.1	37%
GAAP Operating Margin	17.8%	15.6%	220 bps
Adjusted Operating Income	$118.4	$86.3	37%
Adjusted Operating Margin	19.1%	16.8%	230 bps
Adjusted EBITDA	$130.4	$94.7	38%
Adjusted EBITDA Margin	21.1%	18.5%	260 bps

•Reported bookings were up 29 percent; organic bookings were up 12 percent.
•Reported revenues were up 21 percent, including approximately 12 percentage points related to acquisitions and approximately 6 percentage points of positive foreign exchange impact. Organic revenues were up 3 percent, led by Commercial HVAC, up mid-single digits and up more than 30 percent on a 2-year stack.
•EMEA segment exited the third quarter of 2023 with backlog approximately 60 percent more than historical norms.
•GAAP operating margin was up 220 basis points, adjusted operating margin was up 230 basis points and adjusted EBITDA margin was up 260 basis points.
•Strong positive price realization and productivity more than offset inflation. The Company also continued high levels of business reinvestment.

Asia Pacific Segment: innovates for customers throughout the Asia Pacific region. The Asia Pacific segment encompasses heating, cooling and ventilation systems, services and solutions for commercial buildings and transport refrigeration systems and solutions.

$, millions	Q3 2023	Q3 2022	Y-O-Y Change	Organic Y-O-Y Change
Bookings	$400.2	$358.8	12%	12%
Net Revenues	$376.3	$377.4	flat	(1)%
GAAP Operating Income	$82.6	$75.6	9%
GAAP Operating Margin	22.0%	20.0%	200 bps
Adjusted Operating Income	$82.6	$76.1	9%
Adjusted Operating Margin	22.0%	20.2%	180 bps
Adjusted EBITDA	$87.7	$81.8	7%
Adjusted EBITDA Margin	23.3%	21.7%	160 bps

•Reported and organic bookings were both up 12 percent.
•Reported revenues were flat including approximately 4 percentage points related to acquisitions offset by approximately 3 percentage points of negative foreign exchange impact. Organic revenues were down 1 percent, against a tough prior year growth comp of 28 percent.
•Asia Pacific segment exited the third quarter of 2023 with backlog approximately 70 percent more than historical norms.
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•GAAP operating margin was up 200 basis points, adjusted operating margin was up 180 basis points and adjusted EBITDA margin was up 160 basis points.
•Strong positive price realization and productivity more than offset inflation. The Company also continued high levels of business reinvestment.

Balance Sheet and Cash Flow

$, millions	Q3 2023	Q3 2022	Y-O-Y Change
Cash From Continuing Operating Activities Y-T-D	$1,483	$933	$550
Free Cash Flow Y-T-D*	$1,288	$891	$397
Working Capital/Revenue*	4.8%	4.1%	70 bps increase
Cash Balance September 30	$960	$1,080	($120)
Debt Balance September 30	$4,825	$4,837	($12)
•Through September 30, 2023, cash flow from continuing operating activities was $1.5 billion and free cash flow was $1.3 billion.
•During the third quarter, the Company deployed approximately $172 million for dividends. Additionally, in the third quarter and October, the Company deployed $250 million for share repurchases. Year-to-date through October, the Company has deployed approximately $2 billion, including $513 million for dividends and $550 million for share repurchases, and has committed to deploy approximately $900 million for M&A.
•The Company expects to continue to pay a competitive and growing dividend and to deploy 100 percent of excess cash to shareholders over time.

Raising Full-Year 2023 Revenue and EPS Guidance

•The Company expects full-year reported revenue growth of approximately 10 percent to 11 percent; organic revenue growth of approximately 8 percent to 9 percent versus full-year 2022.
•The Company expects GAAP continuing EPS for full-year 2023 of approximately $8.75. The Company expects adjusted continuing EPS for full-year 2023 of approximately $9.00.
•Additional information regarding the Company's 2023 guidance is included in the Company's earnings presentation found at www.tranetechnologies.com in the Investor Relations section.

This news release includes “forward-looking" statements within the meaning of securities laws, which are statements that are not historical facts, including statements that relate to our future financial performance and targets, including revenue, EPS, and earnings; our business operations; demand for our products and services, including bookings and backlog; capital deployment, including the amount and timing of our dividends, our share repurchase program, anticipated capital commitments for M&A activity, and our capital allocation strategy; our available liquidity; our anticipated revenue growth, and the performance of the markets in which we operate.

These forward-looking statements are based on our current expectations and are subject to risks and uncertainties, which may cause actual results to differ materially from our current expectations. Such factors include, but are not limited to, the impact of the global COVID-19 pandemic or future health care emergencies on our business, our suppliers and our customers; global economic conditions, including recessions and economic downturns, inflation, volatility in interest rates and foreign exchange; changing energy prices; the Russia-Ukraine conflict; financial institution disruptions; climate change and our sustainability strategies and goals; commodity shortages; supply chain constraints and price increases; government regulation; restructurings activity and cost savings associated with such activity; secular trends toward decarbonization, energy efficiency and internal air quality, the outcome of any litigation, including the risks and uncertainties associated with the Chapter 11 proceedings for our deconsolidated subsidiaries Aldrich Pump LLC and Murray Boiler LLC; cybersecurity risks; and tax audits and tax law changes and interpretations. Additional factors that could cause such differences can be found in our Form 10-K for the year ended December 31, 2022, as well as our subsequent reports on Form 10-Q and other SEC filings. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events and how they may affect the Company. We assume no obligation to update these forward-looking statements.

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This news release also includes non-GAAP financial information, which should be considered supplemental to, not a substitute for, or superior to, the financial measure calculated in accordance with GAAP. The definitions of our non-GAAP financial information and reconciliation to GAAP are attached to this news release.

All amounts reported within the earnings release above related to net earnings (loss), earnings (loss) from continuing operations, earnings (loss) from discontinued operations, adjusted EBITDA and per share amounts are attributed to Trane Technologies' ordinary shareholders.

Trane Technologies (NYSE:TT) is a global climate innovator. Through our strategic brands Trane® and Thermo King®, and our portfolio of environmentally responsible products and services, we bring efficient and sustainable climate solutions to buildings, homes and transportation. For more information, visit tranetechnologies.com.
# # #
11/1/23

(See Accompanying Tables)

•Table 1: Condensed Consolidated Income Statement
•Tables 2 - 5: Reconciliation of GAAP to Non-GAAP
•Table 6: Condensed Consolidated Balance Sheets
•Table 7: Condensed Consolidated Statement of Cash Flows
•Table 8: Balance Sheet Metrics and Free Cash Flow

Contacts:
Media:	Investors:
Shelby Hansen	Zac Nagle
925-336-0496	704-990-3913
shelby.hansen@tranetechnologies.com	InvestorRelations@tranetechnologies.com

*Q3 Year-to-date Non-GAAP measures definitions

Adjusted operating income in 2023 is defined as GAAP operating income adjusted for restructuring costs, transformation costs, non-cash adjustment for contingent consideration and merger and acquisition related costs. Adjusted operating income in 2022 is defined as GAAP operating income adjusted for restructuring costs, transformation costs, merger and acquisition related costs, non-cash adjustment for contingent consideration, a settlement charge for a retired executive and an insurance settlement on a property claim in Q3 2022. Please refer to the reconciliation of GAAP to non-GAAP measures on tables 2, 3 and 4 of the news release.

Adjusted operating margin is defined as the ratio of adjusted operating income divided by net revenues.

Adjusted earnings from continuing operations attributable to Trane Technologies plc (Adjusted net earnings) in 2023 is defined as GAAP earnings from continuing operations attributable to Trane Technologies plc adjusted for an impairment of equity investment and the net of tax impacts of restructuring costs, transformation costs, a non-cash adjustment for contingent consideration and merger and acquisition related costs. Adjusted net earnings in 2022 is defined as GAAP earnings from continuing operations attributable to Trane Technologies plc adjusted for net of tax impacts of restructuring costs, transformation costs, merger and acquisition related costs, non-cash adjustment for contingent consideration, a settlement charge for a retired executive, an insurance settlement on a property claim in Q3 2022 and a U.S. discrete non-cash tax adjustment. Please refer to the reconciliation of GAAP to non-GAAP measures on tables 2 and 3 of the news release.
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Adjusted continuing EPS in 2023 is defined as GAAP continuing EPS adjusted for an impairment of equity investment and the net of tax impacts of restructuring costs, transformation costs, a non-cash adjustment for contingent consideration and merger and acquisition related costs. Adjusted continuing EPS in 2022 is defined as GAAP continuing EPS adjusted for net of tax impacts of restructuring costs, transformation costs, merger and acquisition related costs, a non-cash adjustment for contingent consideration, a settlement charge for a retired executive, an insurance settlement on a property claim in Q3 2022, and a U.S. discrete non-cash tax adjustment. Please refer to the reconciliation of GAAP to non-GAAP measures on tables 2 and 3 of the news release.

Adjusted EBITDA in 2023 is defined as adjusted operating income adjusted for depreciation and amortization expense, other income / (expense), net and an impairment of equity investment. Adjusted EBITDA in 2022 is defined as adjusted operating income adjusted for depreciation and amortization expense, other income / (expense), net, and a settlement charge for a retired executive. Please refer to the reconciliation of GAAP to non-GAAP measures on tables 4 and 5 of the news release.

Adjusted EBITDA margin is defined as the ratio of adjusted EBITDA divided by net revenues.

Adjusted effective tax rate for 2023 is defined as the ratio of income tax expense adjusted for the net tax effect of adjustments for restructuring costs, transformation costs, non-cash adjustment for contingent consideration, and merger and acquisition related costs divided by adjusted net earnings. Adjusted effective tax rate for 2022 is defined as the ratio of income tax expense adjusted for the net tax effect of adjustments for restructuring costs, transformation costs, non-cash adjustments for contingent consideration, settlement charge for a retired executive, an insurance settlement on a property claim in Q3 2022 , and a U.S. discrete non-cash adjustment divided by adjusted net earnings. This measure allows for a direct comparison of the effective tax rate between periods.

Free cash flow in 2023 is defined as net cash provided by (used in) continuing operating activities adjusted for capital expenditures, cash payments for restructuring costs, transformation costs, and merger and acquisition related costs. Free cash flow in 2022 is defined as net cash provided by (used in) continuing operating activities adjusted for capital expenditures, cash payments for restructuring costs, transformation costs, the continuing operations component of the qualified settlement fund (QSF) funding, a payout for a retired executive and an insurance settlement on a property claim in Q3 2022. Please refer to the free cash flow reconciliation on table 8 of the news release.

Operating leverage is defined as the ratio of the change in adjusted operating income for the current period (e.g. Q3 2023) less the prior period (e.g. Q3 2022), divided by the change in net revenues for the current period less the prior period.

Organic revenue is defined as GAAP net revenues adjusted for the impact of currency and acquisitions.

Organic bookings is defined as reported orders in the current period adjusted for the impact of currency and acquisitions.

Working capital measures a firm’s operating liquidity position and its overall effectiveness in managing the enterprise's current accounts.

•Working capital is calculated by adding net accounts and notes receivables and inventories and subtracting total current liabilities that exclude short-term debt, dividend payable and income tax payables.
•Working capital as a percent of revenue is calculated by dividing the working capital balance (e.g. as of September 30) by the annualized revenue for the period (e.g. reported revenues for the three months ended September 30 multiplied by 4 to annualize for a full year).

The Company reports its financial results in accordance with generally accepted accounting principles in the United States (GAAP). The following schedules provide non-GAAP financial information and a quantitative reconciliation of the difference between the non-GAAP financial measures and the financial measures calculated and reported in accordance with GAAP.

The non-GAAP financial measures should be considered supplemental to, not a substitute for or superior to, financial measures calculated in accordance with GAAP. They have limitations in that they do not reflect all of the
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costs associated with the operations of our businesses as determined in accordance with GAAP. In addition, these measures may not be comparable to non-GAAP financial measures reported by other companies.

We believe the non-GAAP financial information provides important supplemental information to both management and investors regarding financial and business trends used in assessing our financial condition and results of operations.

Non-GAAP financial measures assist investors with analyzing our business results as well as with predicting future performance. In addition, these non-GAAP financial measures are also reviewed by management in order to evaluate the financial performance of each segment. Presentation of these non-GAAP financial measures helps investors and management to assess the operating performance of the Company.

As a result, one should not consider these measures in isolation or as a substitute for our results reported under GAAP. We compensate for these limitations by analyzing results on a GAAP basis as well as a non-GAAP basis, prominently disclosing GAAP results and providing reconciliations from GAAP results to non-GAAP results.
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Table 1
TRANE TECHNOLOGIES PLC
Condensed Consolidated Income Statement
(In millions, except per share amounts)

UNAUDITED

	For the quarter		For the nine months
	ended September 30,		ended September 30,
	2023	2022	2023	2022
Net revenues	$4,882.9	$4,371.9	$13,253.5	$11,917.9
Cost of goods sold	(3,224.8)	(2,939.1)	(8,867.6)	(8,172.6)
Selling and administrative expenses	(793.9)	(693.3)	(2,179.5)	(1,907.0)
Operating income	864.2	739.5	2,206.4	1,838.3
Interest expense	(57.9)	(55.8)	(177.1)	(167.6)
Other income/(expense), net	(10.0)	(18.7)	(76.8)	(21.0)
Earnings before income taxes	796.3	665.0	1,952.5	1,649.7
Provision for income taxes	(157.5)	(104.7)	(400.2)	(302.4)
Earnings from continuing operations	638.8	560.3	1,552.3	1,347.3
Discontinued operations, net of tax	(6.5)	(7.9)	(18.2)	(16.6)
Net earnings	632.3	552.4	1,534.1	1,330.7
Less: Net earnings from continuing operations attributable to noncontrolling interests	(6.0)	(4.5)	(14.5)	(13.3)
Net earnings attributable to Trane Technologies plc	$626.3	$547.9	$1,519.6	$1,317.4

Amounts attributable to Trane Technologies plc ordinary shareholders:
Continuing operations	$632.8	$555.8	$1,537.8	$1,334.0
Discontinued operations	(6.5)	(7.9)	(18.2)	(16.6)
Net earnings	$626.3	$547.9	$1,519.6	$1,317.4

Diluted earnings (loss) per share attributable to Trane Technologies plc ordinary shareholders:
Continuing operations	$2.74	$2.38	$6.66	$5.66
Discontinued operations	(0.02)	(0.04)	(0.08)	(0.07)
Net earnings	$2.72	$2.34	$6.58	$5.59

Weighted-average number of common shares outstanding:
Diluted	230.6	234.0	230.9	235.7

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 2
TRANE TECHNOLOGIES PLC
Reconciliation of GAAP to non-GAAP
(In millions, except per share amounts)
UNAUDITED

		For the quarter ended September 30, 2023				For the nine months ended September 30, 2023
		As			As	As			As
		Reported	Adjustments		Adjusted	Reported	Adjustments		Adjusted
	Net revenues	$4,882.9	$—		$4,882.9	$13,253.5	$—		$13,253.5

	Operating income	864.2	15.0	(b,c,d,e)	879.2	2,206.4	(6.3)	(a,b,c,d,e)	2,200.1
	Operating margin	17.7%			18.0%	16.6%			16.6%

	Earnings from continuing operations before income taxes	796.3	15.0	(b,c,d,e)	811.3	1,952.5	45.9	(a,b,c,d,e,f)	1,998.4
	Benefit (Provision) for income taxes	(157.5)	(3.5)	(g)	(161.0)	(400.2)	2.8	(g)	(397.4)
	Tax rate	19.8%			19.8%	20.5%			19.9%
	Earnings from continuing operations attributable to Trane Technologies plc	$632.8	$11.5	(h)	$644.3	$1,537.8	$48.7	(h)	$1,586.5

	Diluted earnings per common share
	Continuing operations	$2.74	$0.05		$2.79	$6.66	$0.21		$6.87

	Weighted-average number of common shares outstanding:
	Diluted	230.6	—		230.6	230.9	—		230.9

	Detail of Adjustments:
(a)	Non-cash adjustment for contingent consideration (SG&A)		$—				$(49.3)
(b)	Acquisition inventory step-up and backlog amortization (COGS & SG&A)		8.4				18.5
(c)	Restructuring costs (COGS & SG&A)		2.3				10.1
(d)	Transformation costs (SG&A)		1.1				3.5
(e)	M&A transaction costs (SG&A)		3.2				10.9
(f)	Impairment of equity investment (OIOE)		—				52.2
(g)	Tax impact of adjustments (a,b,c,d,e)		(3.5)				2.8
(h)	Impact of adjustments on earnings from continuing operations attributable to Trane Technologies plc		$11.5				$48.7

	Pre-tax impact of adjustments on cost of goods sold		$2.5				$14.7
	Pre-tax impact of adjustments on selling & administrative expenses		12.5				(21.0)
	Pre-tax impact of adjustments on operating income		15.0				(6.3)
	Pre-tax impact of adjustments on other income/(expense), net		—				52.2
	Pre-tax impact of adjustments on earnings from continuing operations		$15.0				$45.9
SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 3
TRANE TECHNOLOGIES PLC
Reconciliation of GAAP to non-GAAP
(In millions, except per share amounts)
UNAUDITED

		For the quarter ended September 30, 2022				For the nine months ended September 30, 2022
		As			As	As			As
		Reported	Adjustments		Adjusted	Reported	Adjustments		Adjusted

	Net revenues	$4,371.9	$—		$4,371.9	$11,917.9	$—		$11,917.9

	Operating income	739.5	(10.7)	(a,b,c,d,e,f)	728.8	1,838.3	(17.3)	(a,b,c,d,e,f)	1,821.0
	Operating margin	16.9%			16.7%	15.4%			15.3%

	Earnings from continuing operations before income taxes	665.0	4.3	(a,b,c,d,e,f)	669.3	1,649.7	(2.3)	(a,b,c,d,e,f)	1,647.4
	Provision for income taxes	(104.7)	(27.8)	(g,h)	(132.5)	(302.4)	(25.9)	(g,h)	(328.3)
	Tax rate	15.7%			19.8%	18.3%			19.9%
	Earnings from continuing operations attributable to Trane Technologies plc	$555.8	$(23.5)	(i)	$532.3	$1,334.0	$(28.2)	(i)	$1,305.8

	Diluted earnings per common share
	Continuing operations	$2.38	$(0.11)		$2.27	$5.66	$(0.12)		$5.54

	Weighted-average number of common shares outstanding:
	Diluted	234.0	—		234.0	235.7	—		235.7

	Detail of Adjustments:
(a)	Insurance settlement on a property claim in Q3 2022 (COGS)		$(25.0)				$(25.0)
(b)	Non-cash adjustment for contingent consideration (SG&A)		0.7				(15.4)
(c)	Restructuring costs (COGS & SG&A)		10.4				15.8
(d)	Transformation costs (SG&A)		0.6				4.7
(e)	M&A transaction costs (SG&A)		1.8				1.8
(f)	Settlement charge for retired executive (SG&A & OIOE)		15.8				15.8
(g)	U.S. discrete non-cash tax benefit		(28.9)				(28.9)
(h)	Tax impact of adjustments (a,b,c,d,e,f)		1.1				3.0
(i)	Impact of adjustments on earnings from continuing operations attributable to Trane Technologies plc		$(23.5)				$(28.2)

	Pre-tax impact of adjustments on cost of goods sold		$(22.1)				$(17.6)
	Pre-tax impact of adjustments on selling & administrative expenses		11.4				0.3
	Pre-tax impact of adjustments on operating income		(10.7)				(17.3)
	Pre-tax impact of adjustments on other income/(expense), net		15.0				15.0
	Pre-tax impact of adjustments on earnings from continuing operations		$4.3				$(2.3)

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 4
TRANE TECHNOLOGIES PLC
Reconciliation of GAAP to non-GAAP
(In millions)
UNAUDITED

		For the quarter ended September 30, 2023		For the quarter ended September 30, 2022
		As Reported	Margin	As Reported	Margin
Americas	Net revenues	$3,888.0		$3,481.4

	Segment operating income	$748.3	19.2%	$652.4	18.7%
	Restructuring/Other (a)	2.3	0.1%	(22.4)	(0.6)%
	Adjusted operating income *	750.6	19.3%	630.0	18.1%
	Depreciation and amortization (b)	65.2	1.7%	68.3	2.0%
	Other income/(expense), net	(6.8)	(0.2)%	(0.6)	(0.1)%
	Adjusted EBITDA *	$809.0	20.8%	$697.7	20.0%

Europe, Middle East & Africa	Net revenues	$618.6		$513.1

	Segment operating income	$110.1	17.8%	$80.1	15.6%
	Restructuring/Other (c)	8.3	1.3%	6.2	1.2%
	Adjusted operating income	118.4	19.1%	86.3	16.8%
	Depreciation and amortization (d)	11.2	1.9%	6.0	1.2%
	Other income/(expense), net	0.8	0.1%	2.4	0.5%
	Adjusted EBITDA	$130.4	21.1%	$94.7	18.5%

Asia Pacific	Net revenues	$376.3		$377.4

	Segment operating income	$82.6	22.0%	$75.6	20.0%
	Restructuring/Other	—	—%	0.5	0.2%
	Adjusted operating income	82.6	22.0%	76.1	20.2%
	Depreciation and amortization	4.4	1.2%	4.3	1.1%
	Other income/(expense), net	0.7	0.1%	1.4	0.4%
	Adjusted EBITDA	$87.7	23.3%	$81.8	21.7%

Corporate	Unallocated corporate expense	$(76.8)		$(68.6)
	Restructuring/Other (e)	4.4		5.0
	Adjusted corporate expense	(72.4)		(63.6)
	Depreciation and amortization	4.4		5.4
	Other income/(expense), net (f)	(4.7)		(6.9)
	Adjusted EBITDA	$(72.7)		$(65.1)

Total Company	Net revenues	$4,882.9		$4,371.9

	Operating income	$864.2	17.7%	$739.5	16.9%
	Restructuring/Other (a,c,e)	15.0	0.3%	(10.7)	(0.2)%
	Adjusted operating income	879.2	18.0%	728.8	16.7%
	Depreciation and amortization(b,d)	85.2	1.7%	84.0	1.9%
	Other income/(expense), net (f)	(10.0)	(0.2)%	(3.7)	(0.1)%
	Adjusted EBITDA	$954.4	19.5%	$809.1	18.5%
*Represents a non-GAAP measure, refer to pages 5-7 in the Earnings Release for definitions.
(a) Other within Americas includes a $0.2 million acquisition inventory step-up and backlog amortization in 2023. Other within Americas includes a $25 million insurance settlement on a property claim in Q3 2022 and a $0.7 million non-cash adjustment for contingent consideration in 2022.
(b) Depreciation and amortization within Americas excludes $0.3 million of acquisition backlog amortization which has been accounted for in the Restructuring/Other line in 2023.
(c) Other within Europe includes a $8.2 million acquisition inventory step-up and backlog amortization in 2023.
(d) Depreciation and amortization within Europe excludes $6.5 million of acquisition backlog amortization which has been accounted for in the Restructuring/Other line in 2023.
(e) Other within Corporate includes $1.1 million of transformation costs and $3.2 million of M&A transaction costs in 2023. Other within Corporate includes $1.8 million of M&A transaction costs, a $0.8 million settlement charge for a retired executive, and $0.6 million of transformation costs in 2022.
(f) Other income/ (expense), net within Corporate excludes a $15.0 million settlement charge for a retired executive in 2022.
SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 5
TRANE TECHNOLOGIES PLC
Reconciliation of GAAP to non-GAAP
(In millions)

UNAUDITED

	For the quarter
	ended September 30,
	2023	2022
Total Company
Adjusted EBITDA *	$954.4	$809.1
Less: items to reconcile adjusted EBITDA to net earnings attributable to Trane Technologies plc
Depreciation and amortization(1)	(85.2)	(84.0)
Interest expense	(57.9)	(55.8)
Provision for income taxes	(157.5)	(104.7)
Restructuring costs	(2.3)	(10.4)
Transformation costs	(1.1)	(0.6)
M&A transaction costs	(3.2)	(1.8)
Acquisition inventory step-up and backlog amortization	(8.4)	—
Non-cash adjustment for contingent consideration	—	(0.7)
Insurance settlement on a property claim in Q3 2022	—	25.0
Settlement charge for retired executive	—	(15.8)
Discontinued operations, net of tax	(6.5)	(7.9)
Net earnings from continuing operations attributable to noncontrolling interests	(6.0)	(4.5)
Net earnings attributable to Trane Technologies plc	$626.3	$547.9

(1) Depreciation and amortization excludes acquisition backlog amortization of $6.8 million which has been included in the acquisition inventory step-up and backlog amortization line in 2023

*Represents a non-GAAP measure, refer to pages 5-7 in the Earnings Release for definitions.

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 6
TRANE TECHNOLOGIES PLC
Condensed Consolidated Balance Sheets
(In millions)

UNAUDITED

	September 30,	December 31,
	2023	2022
ASSETS
Cash and cash equivalents	$960.0	$1,220.5
Accounts and notes receivable, net	3,142.5	2,780.1
Inventories	2,191.8	1,993.8
Other current assets	432.6	384.8
Total current assets	6,726.9	6,379.2
Property, plant and equipment, net	1,683.8	1,536.1
Goodwill	5,719.1	5,503.7
Intangible assets, net	3,337.7	3,264.0
Other noncurrent assets	1,435.7	1,398.6
Total assets	$18,903.2	$18,081.6

LIABILITIES AND EQUITY
Accounts payable	$2,093.3	$2,091.6
Accrued expenses and other current liabilities	2,772.6	2,547.2
Short-term borrowings and current maturities of long-term debt	348.3	1,048.0
Total current liabilities	5,214.2	5,686.8
Long-term debt	4,476.3	3,788.3
Other noncurrent liabilities	2,512.3	2,501.3
Shareholders' Equity	6,700.4	6,105.2
Total liabilities and equity	$18,903.2	$18,081.6

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 7
TRANE TECHNOLOGIES PLC
Condensed Consolidated Statement of Cash Flows
(In millions)

UNAUDITED

	For the nine months
	ended September 30,
	2023	2022
Operating Activities
Earnings from continuing operations	$1,552.3	$1,347.3
Depreciation and amortization	260.2	241.0
Changes in assets and liabilities and other non-cash items	(329.9)	(654.9)
Net cash provided by (used in) continuing operating activities	1,482.6	933.4
Net cash provided by (used in) discontinued operating activities	(27.8)	(189.7)
Net cash provided by (used in) operating activities	1,454.8	743.7

Investing Activities
Capital expenditures, net	(217.2)	(202.8)
Acquisition of businesses, net of cash acquired	(510.2)	(109.6)
Other investing activities, net	(8.7)	(12.8)
Net cash provided by (used in) continuing investing activities	(736.1)	(325.2)
Net cash provided by (used in) discontinued investing activities	—	(0.6)
Net cash provided by (used in) investing activities	(736.1)	(325.8)

Financing Activities
Net proceeds from (payments of) debt	(11.6)	(7.5)
Dividends paid to ordinary shareholders	(513.0)	(467.0)
Repurchase of ordinary shares	(459.8)	(900.1)
Receipt of / (Settlement related to) special cash payment	—	(6.2)
Other financing activities, net	32.3	(32.2)
Net cash provided by (used in) financing activities	(952.1)	(1,413.0)

Effect of exchange rate changes on cash and cash equivalents	(27.1)	(83.9)
Net increase (decrease) in cash and cash equivalents	(260.5)	(1,079.0)
Cash and cash equivalents - beginning of period	1,220.5	2,159.2
Cash and cash equivalents - end of period	$960.0	$1,080.2

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 8
TRANE TECHNOLOGIES PLC
Balance Sheet Metrics and Free Cash Flow
($ in millions)
UNAUDITED

	September 30,	September 30,	December 31,
	2023	2022	2022
Net Receivables	$3,142.5	$2,867.4	$2,780.1
Days Sales Outstanding	58.7	59.8	62.3

Net Inventory	$2,191.8	$1,949.2	$1,993.8
Inventory Turns	5.9	6.1	5.7

Accounts Payable	$2,093.3	$2,061.3	$2,091.6
Days Payable Outstanding	59.2	63.5	66.9

-------------------------------------------------------------------------------------------------------------------------------------------------------

	Nine months ended	Nine months ended
	September 30, 2023	September 30, 2022
Net cash flow provided by continuing operating activities	$1,482.6	$933.4
Capital expenditures	(217.2)	(202.8)
Cash payments for restructuring	8.8	20.4
Transformation costs paid	3.5	8.9
M&A transaction costs	10.7	—
QSF funding (continuing operations component)[1]	—	91.8
Compensation related payment to a retired executive	—	64.3
Insurance settlement on a property claim in Q3 2022	—	(25.0)
Free cash flow *	$1,288.4	$891.0

1 On March 2, 2022, the Company funded $270.0 million to the qualified settlement fund (QSF), of which $91.8 million was allocated to continuing operations and $178.2 million was allocated to discontinued operations

*Represents a non-GAAP measure, refer to pages 5-7 in the Earnings Release for definitions.

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION